UNITED STATES SECURITIES AND EXCHANGE COMMISSION Washington, D.C. 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED MANAGEMENT INVESTMENT COMPANIES

Investment Company Act file number	811- 7502

Dreyfus Interrnational Funds, Inc. (Exact name of Registrant as specified in charter)

c/o The Dreyfus Corporation 200 Park Avenue New York, New York 10166 (Address of principal executive offices) (Zip code)

Michael A. Rosenberg, Esq. 200 Park Avenue New York, New York 10166 (Name and address of agent for service)

Registrant's telephone number, including area code:		(212) 922-6000
Date of fiscal year end:	5/31
Date of reporting period:	5/31/09

FORM N-CSR

Item 1.	Reports to Stockholders.

Save time. Save paper. View your next shareholder report online as soon as it’s available. Log into www.dreyfus.com and sign up for Dreyfus eCommunications. It’s simple and only takes a few minutes.

The views expressed in this report reflect those of the portfolio manager only through the end of the period covered and do not necessarily represent the views of Dreyfus or any other person in the Dreyfus organization. Any such views are subject to change at any time based upon market or other conditions and Dreyfus disclaims any responsibility to update such views.These views may not be relied on as investment advice and, because investment decisions for a Dreyfus fund are based on numerous factors, may not be relied on as an indication of trading intent on behalf of any Dreyfus fund.

Not FDIC-Insured • Not Bank-Guaranteed • May Lose Value

Contents

THE FUND

2	A Letter from the CEO

3	Discussion of Fund Performance

6	Fund Performance

8	Understanding Your Fund’s Expenses

8	Comparing Your Fund’s Expenses With Those of Other Funds

9	Statement of Investments

16	Statement of Assets and Liabilities

17	Statement of Operations

18	Statement of Changes in Net Assets

21	Financial Highlights

25	Notes to Financial Statements

36	Report of Independent Registered Public Accounting Firm

37	Important Tax Information

38	Information About the Review and Approval of the Fund’s Management Agreement

42	Board Members Information

45	Officers of the Fund

FOR MORE INFORMATION

Back Cover

Dreyfus Emerging Markets Fund

The Fund

A LETTER FROM THE CEO Dear Shareholder:

We present to you this annual report for Dreyfus Emerging Markets Fund, covering the 12-month period from June 1, 2008, through May 31, 2009.

The international equities markets went on a wild ride over the reporting period, with stocks in most markets plummeting during the fall of 2008 and rebounding strongly in the spring of 2009. In supporting the recent rally, investors apparently shrugged off more bad economic news, including rising unemployment and economic contraction in many regions of the world. Yet, the market rebound proved to be robust, particularly in the emerging markets, which posted double-digit returns over the final three months of the reporting period.

These enormous swings leave investors to wonder if the market is forecasting sustainable economic improvement, or could this be a bear market rally where stocks reach such depressed levels that even the slightest hint of good news lifts prices. We generally have remained cautious in the absence of real economic progress, but the market’s gyrations illustrate an important feature of many market rallies —when they snap back, the rebounds are often quick and sharp, potentially leaving investors on the sidelines.That’s why we encourage you to speak regularly with your financial consultant, who can discuss with you the potential benefits of adhering to a long-term investment strategy tailored to your current investment needs and future goals.

For information about how the fund performed during the reporting period, as well as market perspectives, we have provided a Discussion of Fund Performance given by the fund’s Portfolio Manager.

Thank you for your continued confidence and support.

Jonathan R. Baum Chairman and Chief Executive Officer The Dreyfus Corporation June 15, 2009

DISCUSSION OF FUND PERFORMANCE

For the period of June 1, 2008, through May 31, 2009, as provided by D. Kirk Henry, Senior Portfolio Manager

Fund and Market Performance Overview

For the 12-month period ended May 31, 2009, Dreyfus Emerging Markets Fund’s Class A shares produced a total return of –26.58%, Class B shares returned –27.11%, Class C shares returned –27.07% and Class I returned –26.40%.1 This compares with a –34.13% total return produced by the Morgan Stanley Capital International Emerging Markets Index (MSCI EM Index), the fund’s benchmark, for the same period.2

Emerging markets tumbled along with most of the world’s equity markets during the reporting period as a global economic slowdown and financial crisis intensified. While we are never satisfied with negative absolute returns,especially of this magnitude,we are pleased that the fund produced higher returns than its benchmark, due primarily to better-than-average stock selections in South Africa,Taiwan, Brazil and Russia.

The Fund’s Investment Approach

The fund seeks long-term capital growth. In seeking to do so, the fund invests at least 80% of its assets in the stocks of companies organized, or with a majority of assets or business, in emerging market countries generally represented in the MSCI EM Index. Normally, the fund will not invest more than 25% of its total assets in any single emerging market country. We identify potential investments through quantitative and fundamental research, using a value-oriented, research-driven approach that emphasizes individual stock selection over economic and industry trends.We assess how a stock is valued relative to its intrinsic worth, the company’s efficiency and profitability, and the presence of a catalyst that could trigger an increase in the stock’s price in the near- or mid-term.

Emerging Markets Plunged in Global Financial Crisis

Emerging stock markets posted negative absolute returns across all countries and market sectors amid the longest and deepest global reces-

The Fund 3

DISCUSSION OF FUND PERFORMANCE (continued)

sion since the 1930s.These results appear to have disproved the previously widely held “decoupling” theory, which contended that emerging economies could maintain their brisk growth even in the event of a recession in the developed markets of the United States and Europe. However, U.S. and European economies slowed in the summer of 2008, forcing a number of manufacturing facilities in the emerging markets to close, dampening job creation and creating a cycle of rising unemployment and weak consumption. This sharp economic reversal prompted many central banks to slash interest rates in an attempt to forestall further deterioration. By October, stock prices in emerging markets had plummeted.The emerging markets staged a “relief rally” in December 2008 as long-term investors took advantage of historically attractive valuations, and a second rally stemming from evidence of global economic stabilization in April 2009 helped to partly offset earlier losses.

Favorable Stock Selections Bolstered Fund Performance

The fund received positive contributions to relative performance from overweighted positions in South Africa’s AngloGold Ashanti and Gold Fields, which fared well as investors flocked to the traditional safe havens of precious metals.Two banking giants, FirstRand and Nedbank Group, advanced as they weathered the credit crisis more effectively than the broader financials sector. In Taiwan, Quanta Computer and Compal Electronics rose sharply as inventory rebuilding created an up-tick in sales for contract manufacturers and component companies.

In Brazil, better performers included Tele Norte Leste Participacoes, which benefited from new regulations that are expected to pave the way for the company’s merger with Brasil Telecom. Overweighted exposure to utilities stocks also aided the fund’s performance, including Centrais Eletricas Brasileiras and Companhia de Saneamento Básico do Estado de São Paulo, Brazil’s electric and water companies, respectively. An underweighted position in iron ore mining giant CompanhiaVale do Rio Doce and a lack of exposure to steel companies also benefited the fund’s relative performance. In Russia, wireless telecommunications provider Mobile Telesystems helped fuel relative performance, as did an underweighted position in commodities stocks.

On the other hand, the fund received disappointing results from Mexico and two smaller markets, Israel and Chile. In Mexico, consumer staples companies encountered pressure as a result of a weaker peso. The fund’s limited exposure to a major Israeli pharmaceutical company and a slightly overweighted position in the financials sector undermined performance. In Chile, a minor position in a local bank hurt the fund’s performance.

Finding Value-Oriented Buying Opportunities

Clearly, we are in the midst of a more serious economic downturn than many economists had expected.While the emerging markets have not escaped the damage, we believe that many developing countries can confront today’s challenges and continue to expand their economies, supported by ample foreign reserves, limited debt, stable currencies and high levels of government investment. In addition, indiscriminate selling in the emerging markets has, in our view, created a number of attractive, value-oriented investment opportunities, most notably in China, India, Malaysia and Thailand. Conversely, we have found fewer opportunities in Russia and Brazil. While we expect the emerging markets to remain volatile over the near term, we are encouraged by their potential for more rational performance following this unusually volatile period.

June 15, 2009

Please note, the position in any security highlighted with italicized typeface was sold during the reporting period.
1	Total return includes reinvestment of dividends and any capital gains paid and does not take into consideration the maximum initial sales charge in the case of Class A shares, or the applicable contingent deferred sales charges imposed on redemptions in the case of Class B and Class C shares. Had these charges been reflected, returns would have been lower. Past performance is no guarantee of future results. Share price, yield and investment return fluctuate such that upon redemption, fund shares may be worth more or less than their original cost.
2	SOURCE: LIPPER INC. — Reflects reinvestment of gross dividends and, where applicable, capital gain distributions.The Morgan Stanley Capital International Emerging Markets (MSCI
EM) Index is a market capitalization-weighted index composed of companies representative of the market structure of 26 emerging market countries in Europe, Latin America and the Pacific Basin.

The Fund 5

FUND PERFORMANCE

† Source: Lipper Inc.
Past performance is not predictive of future performance.
The above graph compares a $10,000 investment made in Class A shares of Dreyfus Emerging Markets Fund on
5/31/99 to a $10,000 investment made in the Morgan Stanley Capital International Emerging Markets Index (the
“Index”) on that date. All dividends and capital gain distributions are reinvested. Performance for Class B, Class C and
Class I shares will vary from the performance of Class A shares shown above due to differences in charges and expenses.
The fund’s performance shown in the line graph above takes into account the maximum initial sales charge on Class A shares and all other applicable fees and expenses.The Index is a market capitalization-weighted index composed of companies representative of the market structure of 26 emerging market countries in Europe, Latin America and the
Pacific Basin.The Index excludes closed markets and those shares in otherwise free markets that are not purchasable by
foreigners.The Index includes gross dividends reinvested.These factors can contribute to the Index potentially outperforming the fund. Unlike a mutual fund, the Index is not subject to charges, fees and other expenses. Investors cannot invest directly in any index. Further information relating to fund performance, including expense reimbursements, if applicable, is contained in the Financial Highlights section of the prospectus and elsewhere in this report.

Average Annual Total Returns as of 5/31/09

	Inception
	Date	1 Year	5 Years	10 Years

Class A shares
with maximum sales charge (5.75%)	6/28/96	–30.82%	11.80%	11.56%
without sales charge	6/28/96	–26.58%	13.13%	12.22%
Class B shares
with applicable redemption charge †	11/15/02	–29.00%	12.11%	12.01%††††,†††
without redemption	11/15/02	–27.11%	12.24%	12.01%††††,†††
Class C shares
with applicable redemption charge ††	11/15/02	–27.55%	12.27%	11.69%††††
without redemption	11/15/02	–27.07%	12.27%	11.69%††††
Class I shares	11/15/02	–26.40%	13.43%	12.44%††††

Past performance is not predictive of future performance.The fund’s performance shown in the graph and table does not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares.
†	The maximum contingent deferred sales charge for Class B shares is 4%. After six years Class B shares convert to
Class A shares.
††	The maximum contingent deferred sales charge for Class C shares is 1% for shares redeemed within one year of the date of purchase.
†††	Assumes the conversion of Class B shares to Class A shares at the end of the sixth year following the date of purchase
††††	The total return performance figures presented for Class B, Class C and Class I shares of the fund represent the performance of the fund’s Class A shares for periods prior to November 15, 2002 (the inception date for Class B,
Class C and Class I shares), adjusted to reflect the applicable sales load for that class.

The Fund 7

UNDERSTANDING YOUR FUND’S EXPENSES (Unaudited)

As a mutual fund investor, you pay ongoing expenses, such as management fees and other expenses. Using the information below, you can estimate how these expenses affect your investment and compare them with the expenses of other funds.You also may pay one-time transaction expenses, including sales charges (loads) and redemption fees, which are not shown in this section and would have resulted in higher total expenses. For more information, see your fund’s prospectus or talk to your financial adviser.

Review your fund’s expenses

The table below shows the expenses you would have paid on a $1,000 investment in Dreyfus Emerging Markets Fund from December 1, 2008 to May 31, 2009. It also shows how much a $1,000 investment would be worth at the close of the period, assuming actual returns and expenses.

Expenses and Value of a $1,000 Investment
assuming actual returns for the six months ended May 31, 2009
	Class A	Class B	Class C	Class I

Expenses paid per $1,000†	$ 13.05	$ 18.22	$ 17.92	$ 11.45
Ending value (after expenses)	$1,492.20	$1,486.30	$1,487.10	$1,495.20

COMPARING YOUR FUND’S EXPENSES
WITH THOSE OF OTHER FUNDS (Unaudited)

Using the SEC’s method to compare expenses

The Securities and Exchange Commission (SEC) has established guidelines to help investors assess fund expenses. Per these guidelines, the table below shows your fund’s expenses based on a $1,000 investment, assuming a hypothetical 5% annualized return. You can use this information to compare the ongoing expenses (but not transaction expenses or total cost) of investing in the fund with those of other funds.All mutual fund shareholder reports will provide this information to help you make this comparison. Please note that you cannot use this information to estimate your actual ending account balance and expenses paid during the period.

Expenses and Value of a $1,000 Investment
assuming a hypothetical 5% annualized return for the six months ended May 31, 2009
	Class A	Class B	Class C	Class I

Expenses paid per $1,000†	$ 10.55	$ 14.74	$ 14.49	$ 9.25
Ending value (after expenses)	$1,014.46	$1,010.27	$1,010.52	$1,015.76

† Expenses are equal to the fund’s annualized expense ratio of 2.10% for Class A, 2.94% for Class B, 2.89% for Class C and 1.84% for Class I, multiplied by the average account value over the period, multiplied by 182/365 (to reflect the one-half year period).

STATEMENT OF INVESTMENTS
May 31, 2009

Common Stocks—93.6%	Shares	Value ($)

Brazil—10.7%
Amil Participacoes	169,100	794,966
Centrais Eletricas Brasileiras	269,862	3,681,183
Cia de Saneamento Basico do Estado de Sao Paulo	126,030	1,972,822
Cia de Saneamento de Minas Gerais	307,700	4,065,969
Cia Energetica de Minas Gerais, ADR	52,860	699,331
Empresa Brasileira de Aeronautica, ADR	70,500	1,352,190
Grendene	479,000	3,773,379
Itau Unibanco Holding, ADR	623,998	10,015,168
Medial Saude	663,500 [a]	2,711,191
Petroleo Brasileiro (Preferred), ADR	707,750	24,750,017
Porto Seguro	46,300	351,791
Tele Norte Leste Participacoes, ADR	292,280	5,179,202
Tractebel Energia	232,900	2,172,045
Vale, ADR	371,260	7,109,629
		68,628,883
China—8.1%
Anhui Expressway, Cl. H	3,290,000	2,007,910
Bank of China, Cl. H	9,714,000	4,374,064
Bosideng International Holdings	31,240,000	4,216,513
China Construction Bank, Cl. H	5,769,130	3,764,828
China Molybdenum, Cl. H	2,067,000	1,380,862
Huaneng Power International, ADR	5,830	155,195
Huaneng Power International, Cl. H	4,854,600	3,231,136
PetroChina, ADR	31,470	3,659,646
PetroChina, Cl. H	11,090,000	12,775,196
Sinopec Shanghai Petrochemical, Cl. H	4,256,350 [a]	1,587,457
Sinotrans, Cl. H	16,194,500	4,228,917
TPV Technology	9,297,630	3,831,560
Weiqiao Textile, Cl. H	8,526,600	4,777,911
Yanzhou Coal Mining, Cl. H	1,296,000	1,632,773
		51,623,968

The Fund 9

STATEMENT OF INVESTMENTS (continued)

Common Stocks (continued)	Shares	Value ($)

Hong Kong—8.4%
China Mobile	1,455,500	14,260,833
China Mobile, ADR	140,420	6,910,068
China Power
International Development	24,496,292 [a]	6,749,737
China Unicom (Hong Kong)	2,043,198	2,527,445
China Yurun Food Group	420,030	589,913
CNOOC	2,063,000	2,727,277
CNOOC, ADR	14,050	1,882,981
Cosco Pacific	5,702,000	7,753,006
Denway Motors	8,211,300	3,988,680
Global Bio-Chem Technology Group	15,408,700	2,919,148
NWS Holdings	790,898	1,722,934
Texwinca Holdings	2,727,300	1,882,751
		53,914,773
Hungary—.8%
Magyar Telekom Telecommunications	843,988	2,502,642
Richter Gedeon	19,340	2,833,352
		5,335,994
India—6.8%
Andhra Bank	1,294,321	2,621,514
Bharat Petroleum	168,558	1,597,356
Bharti Airtel	26,020 [a]	452,294
Dr. Reddy’s Laboratories	82,520	1,056,606
Hindalco Industries	672,390	1,201,492
Hindustan Petroleum	450,461	3,266,408
India Cements	1,345,931	4,364,989
Infosys Technologies, ADR	25,050	866,229
Jet Airways India	200,852 [a]	1,297,484
Mahanagar Telephone Nigam	2,279,450	5,014,791
Mahindra & Mahindra	97,220	1,328,848
Oil & Natural Gas	150,804	3,556,943
Reliance Industries	31,660 [a]	1,422,617
State Bank of India	81,370	3,246,547

Common Stocks (continued)	Shares	Value ($)

India (continued)
State Bank of India, GDR	81,740 [a,b]	6,498,330
Steel Authority of India	205,008	684,772
Sterlite Industries (India), ADR	69,580	916,369
Tata Consultancy Services	259,760	3,809,357
		43,202,946
Indonesia—1.7%
Gudang Garam	4,201,500	4,639,285
Kalbe Farma	20,188,100	1,728,301
Telekomunikasi Indonesia	6,478,000	4,706,109
		11,073,695
Israel—1.7%
Bank Hapoalim	877,430 [a]	2,345,753
Israel Discount Bank, Cl. A	2,418,008	3,051,877
Teva Pharmaceutical
Industries, ADR	115,720	5,364,779
		10,762,409
Malaysia—5.4%
Gamuda	4,807,300	3,469,841
Genting	1,752,010	2,742,422
Malayan Banking	8,021,030	11,628,044
Resorts World	7,734,900	6,132,159
Sime Darby	2,768,200	5,721,666
Tenaga Nasional	2,196,400	5,140,028
		34,834,160
Mexico—3.5%
America Movil, ADR, Ser. L	219,380	8,408,835
Coca-Cola Femsa, ADR	4,500	185,760
Consorcio ARA	4,144,700 [a]	1,947,745
Embotelladoras Arca	1,329,100	3,378,247
Gruma, Cl. B	1,189,392 [a]	1,311,112
Grupo Continental	2,074,850	4,127,017
Grupo Modelo, Ser. C	899,100 [a]	3,072,312
		22,431,028

The Fund 11

STATEMENT OF INVESTMENTS (continued)

Common Stocks (continued)	Shares	Value ($)

Philippines—.7%
ABS-CBN Holdings	2,186,400	991,394
Bank of the Philippine Islands	2,104,457	1,967,458
Metropolitan Bank & Trust	679,300	490,301
Union Bank of the Philippines	1,520,706	796,720
		4,245,873
Poland—.8%
Bank Pekao	31,540 [a]	1,075,617
Telekomunikacja Polska	780,740	4,107,553
		5,183,170
Russia—5.5%
Gazprom, ADR	748,295	17,263,166
LUKOIL, ADR	175,515	9,302,295
MMC Norilsk Nickel, ADR	387,341 [a]	4,415,687
Mobile Telesystems, ADR	97,580	4,048,594
		35,029,742
South Africa—9.2%
Anglo Platinum	24,290	1,698,012
AngloGold Ashanti, ADR	213,866	9,052,948
ArcelorMittal South Africa	325,344	3,908,303
Barloworld	325,430	1,519,646
FirstRand	4,243,060	7,343,159
Gold Fields, ADR	161,730	2,196,293
JD Group	485,511	2,306,622
MTN Group	355,590	5,185,416
Nampak	2,604,616	4,630,637
Nedbank Group	492,325	5,539,344
Sanlam	796,791	1,726,231
Sappi	1,055,413	3,651,707
Sasol	121,700	4,602,048
Sasol, ADR	24,950	942,860
Telkom	495,508	2,245,382
Vodacom Group	375,818 [a]	2,456,327
		59,004,935

Common Stocks (continued)	Shares	Value ($)

South Korea—13.2%
Hanwha Chemical	35,380	292,850
Hyundai Motor	67,737	3,770,935
Kangwon Land	257,630	3,351,736
KB Financial Group	270,155 [a]	8,761,718
Korea Electric Power	301,845 [a]	6,880,930
KT	60,510	1,639,397
KT, ADR	437,620	5,925,375
Lotte Shopping	33,392	6,418,467
POSCO	22,044	7,389,537
POSCO, ADR	5,230	438,745
Samsung Electronics	51,148	22,933,591
Samsung Fire & Marine Insurance	23,371	3,425,627
Shinhan Financial Group	162,238 [a]	4,132,383
SK Telecom	18,002	2,531,339
SK Telecom, ADR	409,090	6,434,986
		84,327,616
Taiwan—9.9%
Chinatrust Financial Holding	9,761,690	6,491,085
Compal Electronics	7,625,758	6,493,886
First Financial Holding	4,949,935	3,353,651
HON HAI Precision Industry	1,677,000	6,384,934
Mega Financial Holding	7,895,000	4,023,854
Nan Ya Printed Circuit Board	1,269,614	3,813,772
Nien Hsing Textile	1,227,000	480,398
Quanta Computer	3,856,163	6,335,641
SinoPac Financial Holdings	20,107,103	6,370,279
Taiwan Semiconductor Manufacturing	4,870,313	9,141,706
United Microelectronics	18,560,445	7,482,139
Yageo	10,796,200	2,629,443
		63,000,788
Thailand—4.8%
Bangkok Bank	1,268,360	3,381,700
Charoen Pokphand Foods	32,065,300	3,973,562

The Fund 13

STATEMENT OF INVESTMENTS (continued)

Common Stocks (continued)	Shares	Value ($)

Thailand (continued)
Kasikornbank	3,848,700	6,633,718
Krung Thai Bank	24,892,900	5,266,182
PTT	691,000	4,437,376
Siam Cement	1,137,500	4,382,472
Thai Airways International	1,552,444 [a]	678,714
Thai Beverage	1,450,000	190,822
Thai Union Frozen Products	2,910,721	1,994,113
		30,938,659
Turkey—2.2%
Tupras Turkiye Petrol Rafine	165,150	2,085,143
Turk Sise ve Cam Fabrikalari	3,303,828 [a]	2,827,325
Turkcell Iletisim Hizmet	498,040	2,669,593
Turkcell Iletisim Hizmet, ADR	214,010	2,848,473
Turkiye Is Bankasi, Cl. C	957,595	3,341,012
		13,771,546
United Kingdom—.2%
JKX Oil & Gas	343,373	1,200,054
Total Common Stocks
(cost $629,932,150)		598,510,239

Preferred Stocks—1.8%

Brazil
Braskem, Cl. A	952,400 [a]	3,465,737
Cia de Tecidos do Norte de Minas—Coteminas	875,348	1,961,925
Cia Energetica de Minas Gerais	433,370	5,834,505
Cia Paranaense de Energia, Cl. B	17,900	256,819
Total Preferred Stocks
(cost $12,464,247)		11,518,986

Other Investment—4.4%	Shares	Value ($)

Registered Investment Company;
Dreyfus Institutional Preferred
Plus Money Market Fund
(cost $28,000,000)	28,000,000 [c]	28,000,000

Total Investments (cost $670,396,397)	99.8%	638,029,225
Cash and Receivables (Net)	.2%	1,309,480
Net Assets	100.0%	639,338,705

ADR—American Depository Receipts
GDR—Global Depository Receipts
a Non-income producing security.
b Security exempt from registration under Rule 144A of the Securities Act of 1933.This security may be resold in transactions exempt from registration, normally to qualified institutional buyers. At May 31, 2009, this security amounted to $6,498,330 or 1.0% of net assets.
c Investment in affiliated money market mutual fund.

Portfolio Summary (Unaudited)†

	Value (%)		Value (%)

Financial	19.2	Utilities	6.4
Energy	15.0	Industrial	4.7
Telecommunication Services	14.1	Money Market Investment	4.4
Information Technology	11.5	Consumer Staples	4.1
Materials	10.0	Health Care	2.1
Consumer Discretionary	8.3		99.8

† Based on net assets.
See notes to financial statements.

The Fund 15

STATEMENT OF ASSETS AND LIABILITIES
May 31, 2009

			Cost	Value

Assets ($):
Investments in securities—See Statement of Investments:
Unaffiliated issuers			642,396,397	610,029,225
Affiliated issuers			28,000,000	28,000,000
Cash				1,320,960
Cash denominated in foreign currencies			7,333,646	7,444,253
Receivable for investment securities sold				4,170,894
Dividends and interest receivable				3,598,209
Receivable for shares of Common Stock subscribed				1,938,967
Unrealized appreciation on forward
currency exchange contracts—Note 4				7,348
Prepaid expenses				55,535
				656,565,391
Liabilities ($):
Due to The Dreyfus Corporation and affiliates—Note 3(c)				2,050,811
Payable for investment securities purchased				7,433,473
Payable for shares of Common Stock redeemed				7,391,499
Unrealized depreciation on forward
currency exchange contracts—Note 4				1,668
Accrued expenses				349,235
				17,226,686
Net Assets ($)				639,338,705
Composition of Net Assets ($):
Paid-in capital				832,449,723
Accumulated undistributed investment income—net				5,248,918
Accumulated net realized gain (loss) on investments				(166,075,312)
Accumulated net unrealized appreciation (depreciation)
on investments and foreign currency transactions				(32,284,624)[a]
Net Assets ($)				639,338,705

Net Asset Value Per Share
	Class A	Class B	Class C	Class I

Net Assets ($)	492,957,637	1,433,677	4,063,453	140,883,938
Shares Outstanding	53,792,937	162,296	448,415	15,269,235
Net Asset Value Per Share ($)	9.16	8.83	9.06	9.23

a Net of $925,880 deferred capital gain country tax.
See notes to financial statements.

STATEMENT OF OPERATIONS
Year Ended May 31, 2009

Investment Income ($):
Income:
Cash dividends (net of $2,265,009 foreign taxes withheld at source):
Unaffiliated issuers	21,552,890
Affiliated issuers	127,102
Interest	16,375
Total Income	21,696,367
Expenses:
Management fee—Note 3(a)	8,219,312
Shareholder servicing costs—Note 3(c)	2,273,642
Custodian fees—Note 3(c)	1,963,517
Prospectus and shareholders’ reports	119,861
Professional fees	107,224
Registration fees	76,366
Directors’ fees and expenses—Note 3(d)	52,603
Distribution fees—Note 3(b)	43,365
Loan commitment fees—Note 2	17,575
Interest expense—Note 2	9,313
Miscellaneous	78,878
Total Expenses	12,961,656
Less—reduction in fees due to
earnings credits—Note 1(c)	(30,198)
Net Expenses	12,931,458
Investment Income—Net	8,764,909
Realized and Unrealized Gain (Loss) on Investments—Note 4 ($):
Net realized gain (loss) on investments and foreign currency transacations	(151,979,694)
Net realized gain (loss) on forward currency exchange contracts	307,321
Net Realized Gain (Loss)	(151,672,373)
Net unrealized appreciation (depreciation) on
investments and foreign currency transactions	(204,370,016)
Net Realized and Unrealized Gain (Loss) on Investments	(356,042,389)
Net (Decrease) in Net Assets Resulting from Operations	(347,277,480)

See notes to financial statements.

The Fund 17

STATEMENT OF CHANGES IN NET ASSETS

		Year Ended May 31,

	2009[a]	2008 [b]

Operations ($):
Investment income—net	8,764,909	11,739,837
Net realized gain (loss) on investments	(151,672,373)	400,468,698
Net unrealized appreciation
(depreciation) on investments	(204,370,016)	(243,372,777)
Net Increase (Decrease) in Net Assets
Resulting from Operations	(347,277,480)	168,835,758
Dividends to Shareholders from ($):
Investment income—net:
Class A Shares	(13,659,872)	(9,694,876)
Class B Shares	(24,020)	(6,463)
Class C Shares	(249)	(31,765)
Class I Shares	(1,819,565)	(3,911,675)
Class T Shares	—	(787)
Net realized gain on investments:
Class A Shares	(140,635,518)	(282,421,774)
Class B Shares	(575,321)	(1,026,498)
Class C Shares	(859,254)	(2,380,982)
Class I Shares	(19,611,498)	(80,539,454)
Class T Shares	(2,185)	(27,640)
Total Dividends	(177,187,482)	(380,041,914)
Capital Stock Transactions ($):
Net proceeds from shares sold:
Class A Shares	127,305,410	194,434,379
Class B Shares	192,286	267,963
Class C Shares	1,319,756	248,299
Class I Shares	65,817,725	86,486,098

		Year Ended May 31,

	2009[a]	2008 [b]

Capital Stock Transactions ($) (continued):
Dividends reinvested:
Class A Shares	145,211,013	266,926,853
Class B Shares	574,421	952,795
Class C Shares	712,961	1,996,795
Class I Shares	21,305,894	84,051,203
Class T Shares	2,185	28,427
Cost of shares redeemed:
Class A Shares	(264,578,119)	(529,574,672)
Class B Shares	(1,106,710)	(1,116,591)
Class C Shares	(2,946,452)	(1,496,650)
Class I Shares	(172,806,698)	(147,381,644)
Class T Shares	(22,212)	(59,001)
Increase (Decrease) in Net Assets
from Capital Stock Transactions	(79,018,540)	(44,235,746)
Total Increase (Decrease) in Net Assets	(603,483,502)	(255,441,902)
Net Assets ($):
Beginning of Period	1,242,822,207	1,498,264,109
End of Period	639,338,705	1,242,822,207
Undistributed investment income—net	5,248,918	12,873,225

The Fund 19

STATEMENT OF CHANGES IN NET ASSETS (continued)

		Year Ended May 31,

	2009[a]	2008 [b]

Capital Share Transactions:
Class Ac,d
Shares sold	13,274,008	8,891,323
Shares issued for dividends reinvested	21,448,858	13,502,441
Shares redeemed	(27,588,184)	(24,385,422)
Net Increase (Decrease) in Shares Outstanding	7,134,682	(1,991,658)
Class Bc
Shares sold	22,271	13,198
Shares issued for dividends reinvested	87,698	49,966
Shares redeemed	(140,765)	(51,862)
Net Increase (Decrease) in Shares Outstanding	(30,796)	11,302
Class C
Shares sold	167,724	12,961
Shares issued for dividends reinvested	106,096	104,000
Shares redeemed	(256,548)	(72,610)
Net Increase (Decrease) in Shares Outstanding	17,272	44,351
Class I
Shares sold	7,895,077	4,158,575
Shares issued for dividends reinvested	3,128,619	4,247,155
Shares redeemed	(12,351,527)	(6,544,049)
Net Increase (Decrease) in Shares Outstanding	(1,327,831)	1,861,681
Class Td
Shares issued for dividends reinvested	320	1,466
Shares redeemed	(2,515)	(3,414)
Net Increase (Decrease) in Shares Outstanding	(2,195)	(1,948)

a	Effective close of business on February 4, 2009, the fund no longer offers Class T shares.
b	Effective June 1, 2007, Class R shares were redesignated as Class I shares.
c	During the period ended May 31, 2009, 20,810 Class B shares representing $146,714 were automatically converted to 20,094 Class A shares and during the period ended May 31, 2008, 5,060 Class B shares representing
$124,375, were automatically converted to 4,914 Class A shares.
d	On the close of business on February 4, 2009, 953 Class T shares representing $6,005 were automatically converted to 956 Class A shares.
See notes to financial statements.

FINANCIAL HIGHLIGHTS

The following tables describe the performance for each share class for the fiscal periods indicated.All information (except portfolio turnover rate) reflects financial results for a single fund share.Total return shows how much your investment in the fund would have increased (or decreased) during each period, assuming you had reinvested all dividends and distributions.These figures have been derived from the fund’s financial statements.

			Year Ended May 31,

Class A Shares	2009	2008	2007	2006	2005

Per Share Data ($):
Net asset value,
beginning of period	19.45	23.41	23.06	19.50	16.77
Investment Operations:
Investment income—net[a]	.13	.17	.17	.21	.23
Net realized and unrealized
gain (loss) on investments	(6.63)	2.77	6.53	6.33	4.22
Total from Investment Operations	(6.50)	2.94	6.70	6.54	4.45
Distributions:
Dividends from
investment income—net	(.34)	(.23)	(.11)	(.31)	(.08)
Dividends from net realized
gain on investments	(3.45)	(6.67)	(6.24)	(2.67)	(1.64)
Total Distributions	(3.79)	(6.90)	(6.35)	(2.98)	(1.72)
Net asset value, end of period	9.16	19.45	23.41	23.06	19.50
Total Return (%)[b]	(26.58)	12.08	32.36	34.52	26.47
Ratios/Supplemental Data (%):
Ratio of total expenses
to average net assets	2.01	1.78	1.81	1.81	1.85
Ratio of net expenses
to average net assets	2.00	1.77	1.81	1.80	1.85
Ratio of net investment income
to average net assets	1.28	.79	.75	.94	1.22
Portfolio Turnover Rate	58.57	52.37	49.56	50.00	41.36
Net Assets, end of period
($ x 1,000)	492,958	907,634	1,138,916	1,352,639	1,070,893

a	Based on average shares outstanding at each month end.
b	Exclusive of sales charge.
See notes to financial statements.

The Fund 21

FINANCIAL HIGHLIGHTS (continued)

		Year Ended May 31,

Class B Shares	2009	2008	2007	2006	2005

Per Share Data ($):
Net asset value, beginning of period	18.76	22.81	22.67	19.21	16.61
Investment Operations:
Investment income (loss)—net[a]	.05	(.02)	.02	.04	.06
Net realized and unrealized
gain (loss) on investments	(6.39)	2.68	6.36	6.23	4.18
Total from Investment Operations	(6.34)	2.66	6.38	6.27	4.24
Distributions:
Dividends from investment income—net	(.14)	(.04)	—	(.14)	—
Dividends from net realized
gain on investments	(3.45)	(6.67)	(6.24)	(2.67)	(1.64)
Total Distributions	(3.59)	(6.71)	(6.24)	(2.81)	(1.64)
Net asset value, end of period	8.83	18.76	22.81	22.67	19.21
Total Return (%)[b]	(27.11)	11.07	31.36	33.53	25.46
Ratios/Supplemental Data (%):
Ratio of total expenses
to average net assets	2.79	2.65	2.55	2.57	2.67
Ratio of net expenses
to average net assets	2.78	2.64	2.55	2.57[c]	2.67
Ratio of net investment income
(loss) to average net assets	.43	(.08)	.08	.16	.32
Portfolio Turnover Rate	58.57	52.37	49.56	50.00	41.36
Net Assets, end of period ($ x 1,000)	1,434	3,623	4,146	4,151	3,481

a	Based on average shares outstanding at each month end.
b	Exclusive of sales charge.
c	Expense waivers and/or reimbursements amounted to less than .01%.
See notes to financial statements.

		Year Ended May 31,

Class C Shares	2009	2008	2007	2006	2005

Per Share Data ($):
Net asset value, beginning of period	18.80	22.89	22.72	19.25	16.63
Investment Operations:
Investment income (loss)—net[a]	.06	(.02)	.03	.05	.07
Net realized and unrealized
gain (loss) on investments	(6.35)	2.69	6.38	6.24	4.19
Total from Investment Operations	(6.29)	2.67	6.41	6.29	4.26
Distributions:
Dividends from investment income—net	(.00)[b]	(.09)	—	(.15)	—
Dividends from net realized
gain on investments	(3.45)	(6.67)	(6.24)	(2.67)	(1.64)
Total Distributions	(3.45)	(6.76)	(6.24)	(2.82)	(1.64)
Net asset value, end of period	9.06	18.80	22.89	22.72	19.25
Total Return (%)[c]	(27.07)	11.05	31.43	33.58	25.47
Ratios/Supplemental Data (%):
Ratio of total expenses
to average net assets	2.73	2.66	2.52	2.53	2.61
Ratio of net expenses
to average net assets	2.72	2.65	2.52	2.52	2.61
Ratio of net investment income
(loss) to average net assets	.59	(.07)	.14	.20	.39
Portfolio Turnover Rate	58.57	52.37	49.56	50.00	41.36
Net Assets, end of period ($ x 1,000)	4,063	8,106	8,852	8,092	7,797

a	Based on average shares outstanding at each month end.
b	Amount represents less than $.01 per share.
c	Exclusive of sales charge.
See notes to financial statements.

The Fund 23

FINANCIAL HIGHLIGHTS (continued)

		Year Ended May 31,

Class I Shares	2009	2008[a]	2007	2006	2005

Per Share Data ($):
Net asset value, beginning of period	19.49	23.50	23.14	19.55	16.80
Investment Operations:
Investment income—net[b]	.18	.22	.39	.31	.29
Net realized and unrealized
gain (loss) on investments	(6.67)	2.76	6.41	6.33	4.24
Total from Investment Operations	(6.49)	2.98	6.80	6.64	4.53
Distributions:
Dividends from investment income—net	(.32)	(.32)	(.20)	(.38)	(.14)
Dividends from net realized
gain on investments	(3.45)	(6.67)	(6.24)	(2.67)	(1.64)
Total Distributions	(3.77)	(6.99)	(6.44)	(3.05)	(1.78)
Net asset value, end of period	9.23	19.49	23.50	23.14	19.55
Total Return (%)	(26.40)	12.19	32.78	35.00	26.87
Ratios/Supplemental Data (%):
Ratio of total expenses
to average net assets	1.80	1.64	1.48	1.47	1.49
Ratio of net expenses
to average net assets	1.79	1.63	1.48	1.46	1.49
Ratio of net investment income
to average net assets	1.58	1.01	1.79	1.33	1.52
Portfolio Turnover Rate	58.57	52.37	49.56	50.00	41.36
Net Assets, end of period ($ x 1,000)	140,884	323,417	346,254	49,236	26,675

a	Effective June 1, 2007, Class R shares were redesignated as Class I shares.
b	Based on average shares outstanding at each month end.
See notes to financial statements.

NOTES TO FINANCIAL STATEMENTS

NOTE 1—Significant Accounting Policies:

Dreyfus Emerging Markets Fund (the “fund”) is a separate non-diversified series of Dreyfus International Funds, Inc. (the “Company”), which is registered under the Investment Company Act of 1940, as amended (the “Act”), as an open-end management investment company and operates as a series company that offers one series, the fund. The fund’s investment objective is long-term capital growth. The Dreyfus Corporation (the “Manager” or “Dreyfus”), a wholly-owned subsidiary of The Bank of New York Mellon Corporation (“BNY Mellon”), serves as the fund’s investment adviser.

Effective July 1, 2008, BNY Mellon reorganized and consolidated a number of its banking and trust company subsidiaries.As a result of the reorganization, any services previously provided to the fund by Mellon Bank, N.A. or Mellon Trust of New England, N.A. are now provided by The Bank of NewYork Mellon (formerly,The Bank of NewYork).

At a meeting of the fund’s Board of Directors held on July 15, 2008, the Board approved, effective December 1, 2008, a proposal to change the name of the fund from “Dreyfus Premier Emerging Markets Fund” to “Dreyfus Emerging Markets Fund”.

MBSC Securities Corporation (the “Distributor”), a wholly-owned subsidiary of the Manager, is the distributor of the fund’s shares. The fund is authorized to issue 100 million shares of $.001 par value Common Stock in each of the following classes of shares: Class A, Class B, Class C and Class I. Class A shares are subject to a sales charge imposed at the time of purchase. Class B shares are subject to a contingent deferred sales charge (“CDSC”) imposed on Class B share redemptions made within six years of purchase and automatically convert to Class A shares after six years.The fund does not offer Class B shares, except in connection with dividend reinvestment and permitted exchanges of Class B shares. Class C shares are subject to a CDSC on Class C shares redeemed within one year of purchase. Class I shares are sold at net asset value per share only to institutional investors.

The Fund 25

NOTES TO FINANCIAL STATEMENTS (continued)

Other differences between the classes include the services offered to and the expenses borne by each class, the allocation of certain transfer agency costs and certain voting rights. Income, expenses (other than expenses attributable to a specific class), and realized and unrealized gains or losses on investments are allocated to each class of shares based on its relative net assets.

Effective December 3, 2008, investments for new accounts were no longer permitted in Class T shares of the fund, except that participants in certain group retirement plans were able to open a new account in Class T shares of the fund, provided that the fund was established as an investment option under the plans before December 3, 2008. On February 4, 2009, the fund issued to each holder of its Class T shares, in exchange for said shares, Class A shares of the fund having an aggregate net asset value equal to the aggregate net asset value of the shareholder’s Class T shares. Subsequent investments in the fund’s Class A shares made by prior holders of the fund’s Class T shares who received Class A shares of the fund in exchange for their ClassT shares are subject to the front-end sales load schedule that was in effect for Class T shares at the time of the exchange. Otherwise, all other Class A share attributes will be in effect. Effective close of business on February 4, 2009, the fund no longer offers Class T shares.

The Company accounts separately for the assets, liabilities and operations of each series. Expenses directly attributable to each series are charged to that series’ operations; expenses which are applicable to all series are allocated among them on a pro rata basis.

The fund’s financial statements are prepared in accordance with U.S. generally accepted accounting principles, which may require the use of management estimates and assumptions. Actual results could differ from those estimates.

The fund enters into contracts that contain a variety of indemnifications. The fund’s maximum exposure under these arrangements is unknown.The fund does not anticipate recognizing any loss related to these arrangements.

(a) Portfolio valuation: Investments in securities are valued at the last sales price on the securities exchange or national securities market on which such securities are primarily traded. Securities listed on the National Market System for which market quotations are available, are valued at the official closing price or, if there is no official closing price that day, at the last sales price. Securities not listed on an exchange or the national securities market, or securities for which there were no transactions, are valued at the average of the most recent bid and asked prices, except for open short positions, where the asked price is used for valuation purposes. Bid price is used when no asked price is available. Registered investment companies that are not traded on an exchange are valued at their net asset value.When market quotations or official closing prices are not readily available, or are determined not to reflect accurately fair value, such as when the value of a security has been significantly affected by events after the close of the exchange or market on which the security is principally traded (for example, a foreign exchange or market), but before the fund calculates its net asset value, the fund may value these investments at fair value as determined in accordance with the procedures approved by the Board of Directors. Fair valuing of securities may be determined with the assistance of a pricing service using calculations based on indices of domestic securities and other appropriate indicators, such as prices of relevant ADRs and futures contracts. For other securities that are fair valued by the Board of Directors, certain factors may be considered such as: fundamental analytical data, the nature and duration of restrictions on disposition, an evaluation of the forces that influence the market in which the securities are purchased and sold and public trading in similar securities of the issuer or comparable issuers. Financial futures are valued at the last sales price. Investments denominated in foreign currencies are translated to U.S. dollars at the prevailing rates of exchange. Forward currency exchange contracts are valued at the forward rate.

The fund adopted Statement of Financial Accounting Standards No. 157 “FairValue Measurements” (“FAS 157”). FAS 157 establishes an author-

The Fund 27

NOTES TO FINANCIAL STATEMENTS (continued)

itative definition of fair value, sets out a framework for measuring fair value, and requires additional disclosures about fair value measurements.

Various inputs are used in determining the value of the fund’s investments relating to FAS 157.These inputs are summarized in the three broad levels listed below.

Level 1—quoted prices in active markets for identical investments.

Level 2—other significant observable inputs (including quoted prices for similar securities, interest rates, prepayment speeds, credit risk, etc.).

Level 3—significant unobservable inputs (including the fund’s own assumptions in determining the fair value of investments).

The inputs or methodology used for valuing securities are not necessarily an indication of the risk associated with investing in those securities.

The following is a summary of the inputs used as of May 31, 2009 in valuing the fund’s investments:

		Level 2—Other	Level 3—
	Level 1—	Significant	Significant
	Quoted	Observable	Unobservable
	Prices	Inputs	Inputs	Total

Assets ($)
Investments in
Securities	175,275,445	462,753,780	—	638,029,225
Other Financial
Instruments†	—	7,348	—	7,348
Liabilities ($)
Other Financial
Instruments†	—	(1,668)	—	(1,668)

†	Other financial instruments include derivative instruments, such as futures, forward currency exchange contracts, swap contracts and options contracts. Amounts shown represent unrealized appreciation (depreciation), or in the case of options, market value at period end.

In April 2009, the Financial Accounting Standards Board (“FASB”) issued FASB Staff Position No. 157-4,“Determining Fair Value When the Volume and Level of Activity for the Asset or Liability Have Significantly Decreased and Identifying Transactions That Are Not Orderly” (“FSP 157-4”). FSP 157-4 provides additional guidance for estimating fair value in accordance with FAS 157, when the volume and level of activity for the asset or liability have significantly decreased as well as guidance on identifying circumstances that indicate a transaction is not orderly. FSP 157-4 is effective for fiscal years and interim periods ending after June 15, 2009. Management is currently evaluating the impact the adoption of FSP 157-4 will have on the fund’s financial statement disclosures.

(b) Foreign currency transactions: The fund does not isolate that portion of the results of operations resulting from changes in foreign exchange rates on investments from the fluctuations arising from changes in the market prices of securities held. Such fluctuations are included with the net realized and unrealized gain or loss on investments.

Net realized foreign exchange gains or losses arise from sales of foreign currencies, currency gains or losses realized on securities transactions and the difference between the amounts of dividends, interest and foreign withholding taxes recorded on the fund’s books and the U.S. dollar equivalent of the amounts actually received or paid. Net unrealized foreign exchange gains and losses arise from changes in the value of assets and liabilities other than investments resulting from changes in exchange rates. Foreign currency gains and losses on investments are included with net realized and unrealized gain or loss on investments.

(c) Securities transactions and investment income: Securities transactions are recorded on a trade date basis. Realized gains and losses from securities transactions are recorded on the identified cost basis. Dividend income is recognized on the ex-dividend date and interest income, including, where applicable, accretion of discount and amortization of premium on investments, is recognized on the accrual basis.

The fund has arrangements with the custodian and cash management bank whereby the fund may receive earnings credits when positive cash balances are maintained, which are used to offset custody and cash management fees. For financial reporting purposes, the fund includes net earnings credits as an expense offset in the Statement of Operations.

The Fund 29

NOTES TO FINANCIAL STATEMENTS (continued)

Investing in foreign markets may involve special risks and considerations not typically associated with investing in the U.S. These risks include revaluation of currencies, high rates of inflation, repatriation restrictions on income and capital, and adverse political and economic developments. Moreover, securities issued in these markets may be less liquid, subject to government ownership controls and delayed settlements, and their prices may be more volatile than those of comparable securities in the U.S.

(d) Affiliated issuers: Investments in other investment companies advised by the Manager are defined as “affiliated” in the Act.

(e) Dividends to shareholders: Dividends are recorded on the ex-dividend date. Dividends from investment income-net and dividends from net realized capital gains, if any, are normally declared and paid annually, but the fund may make distributions on a more frequent basis to comply with the distribution requirements of the Internal Revenue Code of 1986, as amended (the “Code”).To the extent that net realized capital gains can be offset by capital loss carryovers, it is the policy of the fund not to distribute such gains. Income and capital gain distributions are determined in accordance with income tax regulations, which may differ from U.S. generally accepted accounting principles.

(f) Federal income taxes: It is the policy of the fund to continue to qualify as a regulated investment company, if such qualification is in the best interests of its shareholders, by complying with the applicable provisions of the Code, and to make distributions of taxable income sufficient to relieve it from substantially all federal income and excise taxes.

As of and during the period ended May 31, 2009, the fund did not have any liabilities for any uncertain tax positions.The fund recognizes interest and penalties, if any, related to uncertain tax positions as income tax expense in the Statement of Operations. During the period, the fund did not incur any interest or penalties.

Each of the tax years in the four-year period ended May 31, 2009 remains subject to examination by the Internal Revenue Service and state taxing authorities.

At May 31,2009,the components of accumulated earnings on a tax basis were as follows: undistributed ordinary income $5,248,918 and unrealized depreciation $66,999,742. In addition, the fund had $131,360,194 of capital losses realized after October 31, 2008, which were deferred for tax purposes to the first day of the following fiscal year.

The tax character of distributions paid to shareholders during the fiscal periods ended May 31, 2009 and May 31, 2008 were as follows: ordinary income $50,782,286 and $97,843,609 and long-term capital gains $126,405,196 and $282,198,305, respectively.

During the period ended May 31, 2009, as a result of permanent book to tax differences, primarily due to the tax treatment for passive foreign investment companies, foreign currency gains and losses, dividend reclassification and treating a portion of the proceeds from redemptions as a distribution for tax purposes, the fund decreased accumulated undistributed investment income-net by $885,510, decreased accumulated net realized gain (loss) on investments by $46,837,834 and increased paid-in capital by $47,723,344. Net assets and net asset value per share were not affected by this reclassification.

NOTE 2—Bank Lines of Credit:

Prior to October 15, 2008, the fund participated with other Dreyfus-managed funds in a $350 million redemption credit facility. Effective October 15, 2008, the fund participates with other Dreyfus-managed funds in a $145 million unsecured credit facility led by Citibank, N.A. and a $300 million unsecured credit facility provided by The Bank of NewYork Mellon (each, a “Facility”), each to be utilized primarily for temporary or emergency purposes, including the financing of redemptions. In connection therewith, the fund has agreed to pay its pro rata portion of Facility fees for each Facility. Interest is charged to the fund based on rates determined pursuant to the terms of the respective Facility at the time of the borrowing.

The Fund 31

NOTES TO FINANCIAL STATEMENTS (continued)

The average amount of borrowings outstanding under the Facilities during the period ended May 31, 2009 was approximately $414,400 with a related weighted average annualized interest rate of 2.25%.

NOTE 3—Management Fee and Other Transactions With Affiliates:

(a) Pursuant to a management agreement with the Manager, the management fee is computed at the annual rate of 1.25% of the value of the fund’s average daily net assets and is payable monthly.

During the period ended May 31, 2009, the Distributor retained $10,624 from commissions earned on sales of the fund’s Class A shares and $2,703 and $591 from CDSCs on redemptions of the fund’s Class B and Class C shares, respectively.

(b) Under the Distribution Plan (the “Plan”) adopted pursuant to Rule 12b-1 under the Act, Class B and Class C shares pay and Class T shares paid the Distributor for distributing their shares at an annual rate of .75% of the value of the average daily net assets of Class B and Class C shares and .25% of the value of the average daily net assets of Class T shares. During the period ended May 31, 2009, Class B, Class C and Class T shares were charged $14,630, $28,691 and $44, respectively, pursuant to the Plan.

(c) Under the Shareholder Services Plan, Class A, Class B and Class C shares pay and Class T shares paid the Distributor at an annual rate of .25% of the value of their average daily net assets for the provision of certain services. The services provided may include personal services relating to shareholder accounts, such as answering shareholder inquiries regarding the fund and providing reports and other information, and services related to the maintenance of shareholder accounts. The Distributor may make payments to Service Agents (a securities dealer, financial institution or other industry professional) in respect of these services.The Distributor determines the amounts to be paid to Service Agents. During the period ended May 31, 2009, Class A, Class B, Class C and Class T shares were charged $1,307,655, $4,876, $9,564 and $44, respectively, pursuant to the Shareholder Services Plan.

The fund compensates Dreyfus Transfer, Inc., a wholly-owned subsidiary of the Manager, under a transfer agency agreement for providing personnel and facilities to perform transfer agency services for the fund. During the period ended May 31, 2009, the fund was charged $247,826 pursuant to the transfer agency agreement.

The fund compensates The Bank of NewYork Mellon, a subsidiary of BNY Mellon and an affiliate of Dreyfus, under a cash management agreement for performing cash management services related to fund subscriptions and redemptions. During the period ended May 31, 2009, the fund was charged $27,987 pursuant to the cash management agreement.These fees were offset by earnings credits pursuant to the cash management agreement.

The fund also compensates The Bank of New York Mellon under a custody agreement for providing custodial services for the fund. During the period ended May 31, 2009, the fund was charged $1,963,517 pursuant to the custody agreement.

During the period ended May 31, 2009, the fund was charged $5,814 for services performed by the Chief Compliance Officer.

The components of “Due to The Dreyfus Corporation and affiliates” in the Statement of Assets and Liabilities consist of: management fees $633,356, Rule 12b-1 distribution plan fees $3,027, shareholder services plan fees $100,420, custodian fees $1,250,258, chief compliance officer fees $1,150 and transfer agency per account fees $62,600.

(d) Each Board member also serves as a Board member of other funds within the Dreyfus complex. Annual retainer fees and attendance fees are allocated to each fund based on net assets.

(e) A 2% redemption fee is charged and retained by the fund on certain shares redeemed within sixty days following the date of issuance, including redemptions made through the use of the fund’s exchange privilege. During the period ended May 31, 2009, redemption fees charged and retained by the fund amounted to $85,526.

The Fund 33

NOTES TO FINANCIAL STATEMENTS (continued)

NOTE 4—Securities Transactions:

The aggregate amount of purchases and sales of investment securities, excluding short-term securities and forward currency exchange contracts, during the period ended May 31, 2009, amounted to $388,701,291 and $632,253,104, respectively.

The fund adopted FASB Statement of Financial Accounting Standards No. 161 “Disclosures about Derivative Instruments and Hedging Activities” (“FAS 161”). FAS 161 requires qualitative disclosures about objectives and strategies for using derivatives, quantitative disclosures about fair value amounts of gains and losses on derivative instruments and disclosures about credit-risk-related contingent features in derivative agreements.All changes to accounting policies and disclosures have been made in accordance with FAS 161 and are incorporated for the current period as part of the disclosures within this Note.

During the period ended May 31, 2009, the average notional value of foreign exchange contracts was $1,615,459, which represented .25% of average net assets.

Forward Foreign Currency Exchange Contracts: The fund may enter into forward currency exchange contracts in order to hedge its exposure to changes in foreign currency exchange rates on its foreign portfolio holdings, to settle foreign currency transactions or as a part of an investment strategy. When executing forward currency exchange contracts, the fund is obligated to buy or sell a foreign currency at a specified rate on a certain date in the future.With respect to sales of forward currency exchange contracts, the fund would incur a loss if the value of the contract increases between the date the forward contract is opened and the date the forward contract is closed.The fund realizes a gain if the value of the contract decreases between those dates. With respect to purchases of forward currency exchange contracts, the fund would incur a loss if the value of the contract decreases between the date the forward contract is opened and the date the forward contract is closed.The fund realizes a gain if the value of the contract increases between those dates.The fund is also exposed to credit risk associated with counterparty nonperformance on these forward currency exchange contracts, which is typically limited to the unrealized gain on each open contract.The following summarizes open forward currency exchange contracts at May 31, 2009:

	Foreign			Unrealized
Forward Currency	Currency			Appreciation
Exchange Contracts	Amounts	Cost ($)	Value ($)	(Depreciation) ($)

Purchases:
Mexican Peso,
expiring 6/2/2009	4,153,506	316,996	315,328	(1,668)
South African Rand,
expiring 6/1/2009	8,277,985	1,033,456	1,040,471	7,015
South African Rand,
expiring 6/2/2009	4,576,844	574,980	575,269	289
Sales:		Proceeds ($)
Hong Kong Dollar,
expiring 6/1/2009	2,696,034	347,818	347,774	44
Gross unrealized
appreciation				7,348
Gross unrealized
depreciation				(1,668)

At May 31,2009,the cost of investments for federal income tax purposes was $705,111,515; accordingly, accumulated net unrealized depreciation on investments was $67,082,290, consisting of $65,277,578 gross unrealized appreciation and $132,359,868 gross unrealized depreciation.

The Fund 35

REPORT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

Shareholders and Board of Directors Dreyfus Emerging Markets Fund

We have audited the accompanying statement of assets and liabilities, including the statement of investments, of Dreyfus Emerging Markets Fund (formerly, Dreyfus Premier Emerging Markets Fund) (the sole series comprising Dreyfus International Funds, Inc.) as of May 31, 2009, and the related statement of operations for the year then ended, the statement of changes in net assets for each of the two years in the period then ended, and financial highlights for each of the years indicated therein. These financial statements and financial highlights are the responsibility of the Fund’s management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

We conducted our audits in accordance with the standards of the Public Company Accounting Oversight Board (United States).Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement.We were not engaged to perform an audit of the Fund’s internal control over financial reporting. Our audits included consideration of internal control over financial reporting as a basis for designing audit procedures that are appropriate in the circumstances, but not for the purpose of expressing an opinion on the effectiveness of the Fund’s internal control over financial reporting. Accordingly, we express no such opinion.An audit also includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements and financial highlights, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. Our procedures included confirmation of securities owned as of May 31, 2009 by correspondence with the custodian and others.We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of Dreyfus Emerging Markets Fund at May 31, 2009, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended and the financial highlights for each of the indicated years, in conformity with U.S. generally accepted accounting principles.

New York, New York July 22, 2009

36

IMPORTANT TAX INFORMATION (Unaudited)

In accordance with federal tax law, the fund elects to provide each shareholder with their portion of the fund’s foreign taxes paid and the income sourced from foreign countries. Accordingly, the fund hereby makes the following designations regarding its fiscal year ended May 31, 2009:

—the total amount of taxes paid to foreign countries was $1,950,660.

—the total amount of income sourced from foreign countries was $9,159,097.

As required by federal tax law rules, shareholders will receive notification of their proportionate share of foreign taxes paid and foreign sourced income for the 2009 calendar year with Form 1099-DIV which will be mailed by early 2010. Also, certain dividends paid by the fund may be subject to a maximum tax rate of 15%, as provided for by the Jobs and Growth Tax Relief Reconciliation Act of 2003. Of the distributions paid during the fiscal year, $1,645,169 represents the maximum amount that may be considered qualified dividend income. Also, the fund designates $2.6970 per share as a long-term capital gain distribution and $.7520 per share as a short-term capital gain distribution paid on December 17, 2008.

The Fund 37

INFORMATION ABOUT THE REVIEW AND APPROVAL
OF THE FUND’S MANAGEMENT AGREEMENT (Unaudited)

At a meeting of the fund’s Board held on March 3, 2009, the Board unanimously approved the continuation of the fund’s Management Agreement with the Manager for a one-year term ending March 30, 2010.The Board members, none of whom are “interested persons” (as defined in the Investment Company Act of 1940, as amended) of the fund, were assisted in their review by independent legal counsel and met with counsel in executive session separate from representatives of the Manager. In approving the continuance of the Management Agreement, the Board considered all factors that they believed to be relevant, including, among other things, the factors discussed below.

Analysis of Nature, Extent and Quality of Services Provided to the Fund. The Board members received a presentation from representatives of the Manager regarding services provided to the fund and other funds in the Dreyfus fund complex, and discussed the nature, extent and quality of the services provided to the fund pursuant to its Management Agreement.The Manager’s representatives reviewed the fund’s distribution of accounts and the relationships the Manager has with various intermediaries and the different needs of each. The Manager’s representatives noted the various distribution channels for the fund as well as the diverse methods of distribution among other funds in the Dreyfus fund complex, and the Manager’s corresponding need for broad, deep, and diverse resources to be able to provide ongoing shareholder services to each distribution channel, including those of the fund. The Manager also provided the number of accounts investing in the fund, as well as the fund’s asset size.

The Board members also considered the Manager’s research and portfolio management capabilities and the Manager’s oversight of day-to-day fund operations, including fund accounting and administration and assistance in meeting legal and regulatory requirements.The Board members also considered the Manager’s extensive administrative, accounting and compliance infrastructure.The Board also considered Dreyfus’ brokerage policies and practices, the standards applied in seeking best execution and Dreyfus’ policies and practices regarding soft dollars.

Comparative Analysis of the Fund’s Performance and Management Fee and Expense Ratio. The Board members reviewed the fund’s performance and comparisons to a group of retail, front-load emerging markets funds (the “Performance Group”) and to a larger universe of funds, consisting of all retail and institutional emerging markets funds (the “Performance Universe”) selected and provided by Lipper, Inc., an independent provider of investment company data.The Board was provided with a description of the methodology Lipper used to select the Performance Group and Performance Universe, as well as the Expense Group and Expense Universe (discussed below). The Board members discussed the results of the comparisons and noted the fund’s average annual total return ranked in the first quartile of its Performance Group and Performance Universe for the one-year period ended December 31, 2008. For other periods the fund’s performance was variously above and below the Performance Group and Performance Universe medians. The Manager also provided a comparison of the fund’s calendar year total returns to the returns of the fund’s benchmark index.

The Board members also discussed the fund’s contractual and actual management fee and expense ratio and reviewed the range of management fees and expense ratios as compared to a comparable group of funds (the “Expense Group”) and a broader group of funds (the “Expense Universe”), each selected and provided by Lipper.The fund’s contractual management fee was in the third quartile of the Expense Group while the fund’s actual management fee was in the fourth and third quartiles of the Expense Group and Expense Universe, respectively. The fund’s total expense ratio was in the first quartile (lowest fees) of the Expense Group and the second quartile of the Expense Universe.

Representatives of the Manager reviewed with the Board members the fees paid to the Manager or its affiliates by mutual funds and/or separate accounts managed by the Manager with similar investment objectives, policies and strategies as the fund (the “Similar Accounts”), and explained the nature of the Similar Accounts and the differences, from

The Fund 39

INFORMATION ABOUT THE REVIEW AND APPROVAL OF THE
FUND’S MANAGEMENT AGREEMENT (Unaudited) (continued)

the Manager’s perspective, as applicable, in providing services to the Similar Accounts as compared to the fund.The Manager’s representatives also reviewed the costs associated with distribution through intermediaries. The Board analyzed differences in fees paid to the Manager and discussed the relationship of the advisory fees paid in light of the services provided. The Board members considered the relevance of the fee information provided for the Similar Accounts to evaluate the appropriateness and reasonableness of the fund’s management fees.The Board acknowledged that differences in fees paid by the Similar Accounts seemed to be consistent with the services provided.

Analysis of Profitability and Economies of Scale.The Manager’s representatives reviewed the dollar amount of expenses allocated and profit received by the Manager and the method used to determine such expenses and profit.The Board previously had been provided with information prepared by an independent consulting firm regarding Dreyfus’ approach to allocating costs to, and determining the profitability of, individual funds and the entire Dreyfus mutual fund complex.The Board also was informed that the methodology had also been reviewed by an independent registered public accounting firm which, like the consultant, found the methodology to be reasonable.The consulting firm also analyzed where any economies of scale might emerge in connection with the management of the fund. The Board members evaluated the profitability analysis in light of the relevant circumstances for the fund and the extent to which economies of scale would be realized if the fund grows and whether fee levels reflect these economies of scale for the benefit of fund investors.The Board members also considered potential benefits to the Manager from acting as investment adviser and noted the soft dollar arrangements with respect to trading the fund’s investments.

It was noted that the Board members should consider the Manager’s profitability with respect to the fund as part of their evaluation of whether the fees under the Management Agreement bear a reasonable relationship to the mix of services provided by the Manager, including the nature, extent and quality of such services and that a discussion of economies of scale is predicated on a fund having achieved a substantial size with increasing assets and that, if a fund’s assets had been static or decreasing, the possibility that the Manager may have realized any economies of scale would be less. It also was noted that Dreyfus did not realize a profit on the fund’s operations.

At the conclusion of these discussions, the Board agreed that it had been furnished with sufficient information to make an informed business decision with respect to continuation of the fund’s Management Agreement. Based on the discussions and considerations as described above, the Board made the following conclusions and determinations.

  The Board concluded that the nature, extent and quality of the ser- vices provided by Dreyfus are adequate and appropriate.
  The Board was generally satisfied with the fund’s relative performance.
  The Board concluded that the fee paid by the fund to the Manager was reasonable in light of the considerations described above.
  The Board determined that the economies of scale which may accrue to the Manager and its affiliates in connection with the man- agement of the fund had been adequately considered by the Manager in connection with the management fee rate charged to the fund and that, to the extent in the future it were determined that material economies of scale had not been shared with the fund, the Board would seek to have those economies of scale shared with the fund.

The Board members considered these conclusions and determinations, along with information received on a routine and regular basis throughout the year, and, without any one factor being dispositive, the Board determined that continuation of the fund’s Management Agreement was in the best interests of the fund and its shareholders.

The Fund 41

OFFICERS OF THE FUND (Unaudited)

J. DAVID OFFICER, President since December 2006.

Chairman, President and Chief Executive Officer of Founders Asset Management LLC, an affiliate of the Manager, and an officer of 76 investment companies (comprised of 172 portfolios) managed by the Manager. Prior to June 2009, Mr. Officer was Chief Operating Officer,Vice Chair and a Director of the Manager, where he had been employed since April 1998. He is 60 years old.

PHILLIP N. MAISANO, Executive Vice President since July 2007.

Chief Investment Officer,Vice Chair and a Director of the Manager, and an officer of 76 investment companies (comprised of 172 portfolios) managed by the Manager. Mr. Maisano also is an officer and/or Board member of certain other investment management subsidiaries of The Bank of New York Mellon Corporation, each of which is an affiliate of the Manager. He is 62 years old and has been an employee of the Manager since November 2006. Prior to joining the Manager, Mr. Maisano served as Chairman and Chief Executive Officer of EACM Advisors, an affiliate of the Manager, since August 2004, and served as Chief Executive Officer of Evaluation Associates, a leading institutional investment consulting firm, from 1988 until 2004.

MICHAEL A. ROSENBERG, Vice President and Secretary since August 2005.

Assistant General Counsel of BNY Mellon, and an officer of 77 investment companies (comprised of 193 portfolios) managed by the Manager. He is 49 years old and has been an employee of the Manager since October 1991.

JAMES BITETTO, Vice President and Assistant Secretary since August 2005.

Senior Counsel of BNY Mellon and Secretary of the Manager, and an officer of 77 investment companies (comprised of 193 portfolios) managed by the Manager. He is 42 years old and has been an employee of the Manager since December 1996.

JONI LACKS CHARATAN, Vice President and Assistant Secretary since August 2005.

Senior Counsel of BNY Mellon, and an officer of 77 investment companies (comprised of 193 portfolios) managed by the Manager. She is 53 years old and has been an employee of the Manager since October 1988.

JOSEPH M. CHIOFFI, Vice President and Assistant Secretary since August 2005.

Senior Counsel of BNY Mellon, and an officer of 77 investment companies (comprised of 193 portfolios) managed by the Manager. He is 47 years old and has been an employee of the Manager since June 2000.

JANETTE E. FARRAGHER, Vice President and Assistant Secretary since August 2005.

Assistant General Counsel of BNY Mellon, and an officer of 77 investment companies (comprised of 193 portfolios) managed by the Manager. She is 46 years old and has been an employee of the Manager since February 1984.

JOHN B. HAMMALIAN, Vice President and Assistant Secretary since August 2005.

Managing Counsel of BNY Mellon, and an officer of 77 investment companies (comprised of 193 portfolios) managed by the Manager. He is 45 years old and has been an employee of the Manager since February 1991.

ROBERT R. MULLERY, Vice President and Assistant Secretary since August 2005.

Managing Counsel of BNY Mellon, and an officer of 77 investment companies (comprised of 193 portfolios) managed by the Manager. He is 57 years old and has been an employee of the Manager since May 1986.

JEFF PRUSNOFSKY, Vice President and Assistant Secretary since August 2005.

Managing Counsel of BNY Mellon, and an officer of 77 investment companies (comprised of 193 portfolios) managed by the Manager. He is 44 years old and has been an employee of the Manager since October 1990.

The Fund 45

OFFICERS OF THE FUND (Unaudited) (continued)

JAMES WINDELS, Treasurer since November 2001.

Director – Mutual Fund Accounting of the Manager, and an officer of 77 investment companies (comprised of 193 portfolios) managed by the Manager. He is 49 years old and has been an employee of the Manager since April 1985.

RICHARD CASSARO, Assistant Treasurer since January 2008.

Senior Accounting Manager – Money Market and Municipal Bond Funds of the Manager, and an officer of 77 investment companies (comprised of 193 portfolios) managed by the Manager. He is 50 years old and has been an employee of the Manager since September 1982.

GAVIN C. REILLY, Assistant Treasurer since December 2005.

Tax Manager of the Investment Accounting and Support Department of the Manager, and an officer of 77 investment companies (comprised of 193 portfolios) managed by the Manager. He is 40 years old and has been an employee of the Manager since April 1991.

ROBERT ROBOL, Assistant Treasurer since August 2005.

Senior Accounting Manager – Fixed Income Funds of the Manager, and an officer of 77 investment companies (comprised of 193 portfolios) managed by the Manager. He is 45 years old and has been an employee of the Manager since October 1988.

ROBERT SALVIOLO, Assistant Treasurer since July 2007.

Senior Accounting Manager – Equity Funds of the Manager, and an officer of 77 investment companies (comprised of 193 portfolios) managed by the Manager. He is 42 years old and has been an employee of the Manager since June 1989.

ROBERT SVAGNA, Assistant Treasurer since December 2002.

Senior Accounting Manager – Equity Funds of the Manager, and an officer of 77 investment companies (comprised of 193 portfolios) managed by the Manager. He is 42 years old and has been an employee of the Manager since November 1990.

JOSEPH W. CONNOLLY, Chief Compliance Officer since October 2004.

Chief Compliance Officer of the Manager and The Dreyfus Family of Funds (77 investment companies, comprised of 193 portfolios). From November 2001 through March 2004, Mr. Connolly was first Vice-President, Mutual Fund Servicing for Mellon Global Securities Services. In that capacity, Mr. Connolly was responsible for managing Mellon’s Custody, Fund Accounting and Fund Administration services to third-party mutual fund clients. He is 52 years old and has served in various capacities with the Manager since 1980, including manager of the firm’s Fund Accounting Department from 1997 through October 2001.

WILLIAM GERMENIS, Anti-Money Laundering Compliance Officer since September 2002.

Vice President and Anti-Money Laundering Compliance Officer of the Distributor, and the Anti-Money Laundering Compliance Officer of 73 investment companies (comprised of 189 portfolios) managed by the Manager. He is 38 years old and has been an employee of the Distributor since October 1998.

NOTES

Item 2.	Code of Ethics.

The Registrant has adopted a code of ethics that applies to the Registrant's principal executive officer, principal financial officer, principal accounting officer or controller, or persons performing similar functions. There have been no amendments to, or waivers in connection with, the Code of Ethics during the period covered by this Report.

Item 3.	Audit Committee Financial Expert.

The Registrant's Board has determined that David P. Feldman, a member of the Audit Committee of the Board, is an audit committee financial expert as defined by the Securities and Exchange Commission (the "SEC"). David P. Feldman is "independent" as defined by the SEC for purposes of audit committee financial expert determinations.

Item 4.	Principal Accountant Fees and Services.

(a) Audit Fees. The aggregate fees billed for each of the last two fiscal years (the "Reporting Periods") for professional services rendered by the Registrant's principal accountant (the "Auditor") for the audit of the Registrant's annual financial statements or services that are normally provided by the Auditor in connection with the statutory and regulatory filings or engagements for the Reporting Periods, were $40,649 in 2008 and $41,463 in 2009.

(b) Audit-Related Fees. The aggregate fees billed in the Reporting Periods for assurance and related services by the Auditor that are reasonably related to the performance of the audit of the Registrant's financial statements and are not reported under paragraph (a) of this Item 4 were $-0- in 2008 and $5,276 in 2009.  These services consisted of security counts required by Rule 17f-2 under the Investment Company Act of 1940, as amended.

The aggregate fees billed in the Reporting Periods for non-audit assurance and related services by the Auditor to the Registrant's investment adviser (not including any sub-investment adviser whose role is primarily portfolio management and is subcontracted with or overseen by another investment adviser), and any entity controlling, controlled by or under common control with the investment adviser that provides ongoing services to the Registrant ("Service Affiliates"), that were reasonably related to the performance of the annual audit of the Service Affiliate, which required pre-approval by the Audit Committee were $-0- in 2008 and $-0- in 2009.

(c) Tax Fees. The aggregate fees billed in the Reporting Periods for professional services rendered by the Auditor for tax compliance, tax advice, and tax planning ("Tax Services") were $5,506 in 2008 and $6,101 in 2009. These services consisted of: (i) review or preparation of U.S. federal, state, local and excise tax returns; (ii) U.S. federal, state and local tax planning, advice and assistance regarding statutory, regulatory or administrative developments; (iii) tax advice regarding tax qualification matters and/or treatment of various financial instruments held or proposed to be acquired or held, and (iv) determination of Passive Foreign Investment Companies. The aggregate fees billed in the Reporting Periods for Tax Services by the Auditor to Service Affiliates, which required pre-approval by the Audit Committee were $-0- in 2008 and $-0- in 2009.

(d) All Other Fees. The aggregate fees billed in the Reporting Periods for products and services provided by the Auditor, other than the services reported in paragraphs (a) through (c) of this Item, were $552 in 2008 and $141 in 2009. These services consisted of a review of the Registrant's anti-money laundering program.

The aggregate fees billed in the Reporting Periods for Non-Audit Services by the Auditor to Service Affiliates, other than the services reported in paragraphs (b) through (c) of this Item, which required pre-approval by the Audit Committee, were $-0- in 2008 and $-0- in 2009.

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Note: In each of (b) through (d) of this Item 4, 100% of all services provided by the Auditor were pre-approved as required.

Audit Committee Pre-Approval Policies and Procedures. The Registrant's Audit Committee has established policies and procedures (the "Policy") for pre-approval (within specified fee limits) of the Auditor's engagements for non-audit services to the Registrant and Service Affiliates without specific case-by-case consideration. Pre-approval considerations include whether the proposed services are compatible with maintaining the Auditor's independence. Pre-approvals pursuant to the Policy are considered annually.

Non-Audit Fees. The aggregate non-audit fees billed by the Auditor for services rendered to the Registrant, and rendered to Service Affiliates, for the Reporting Periods were $2,596,025 in 2008 and $20,898,574 in 2009.

Auditor Independence. The Registrant's Audit Committee has considered whether the provision of non-audit services that were rendered to Service Affiliates, which were not pre-approved (not requiring pre-approval), is compatible with maintaining the Auditor's independence.

Item 5.	Audit Committee of Listed Registrants.
Not applicable. [CLOSED-END FUNDS ONLY]
Item 6.	Investments.
(a)	Not applicable.
Item 7.	Disclosure of Proxy Voting Policies and Procedures for Closed-End Management
Investment Companies.
Not applicable. [CLOSED-END FUNDS ONLY]
Item 8.	Portfolio Managers of Closed-End Management Investment Companies.
Not applicable. [CLOSED-END FUNDS ONLY, beginning with reports for periods ended on and after December 31, 2005]
Item 9.	Purchases of Equity Securities by Closed-End Management Investment Companies and
Affiliated Purchasers.
Not applicable. [CLOSED-END FUNDS ONLY]

Item 10.	Submission of Matters to a Vote of Security Holders.
There have been no material changes to the procedures applicable to Item 10.
Item 11.	Controls and Procedures.

(a) The Registrant's principal executive and principal financial officers have concluded, based on their evaluation of the Registrant's disclosure controls and procedures as of a date within 90 days of the filing date of this report, that the Registrant's disclosure controls and procedures are reasonably designed to ensure that information required to be disclosed by the Registrant on Form N-CSR is recorded, processed, summarized and reported within the required time periods and that information required to be disclosed by the Registrant

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in the reports that it files or submits on Form N-CSR is accumulated and communicated to the Registrant's management, including its principal executive and principal financial officers, as appropriate to allow timely decisions regarding required disclosure.

(b) There were no changes to the Registrant's internal control over financial reporting that occurred during the second fiscal quarter of the period covered by this report that have materially affected, or are reasonably likely to materially affect, the Registrant's internal control over financial reporting.

Item 12.	Exhibits.

(a)(1) Code of ethics referred to in Item 2.

(a)(2) Certifications of principal executive and principal financial officers as required by Rule 30a-2(a) under the Investment Company Act of 1940.

(a)(3) Not applicable.

(b) Certification of principal executive and principal financial officers as required by Rule 30a-2(b) under the Investment Company Act of 1940.

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SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the Registrant has duly caused this Report to be signed on its behalf by the undersigned, thereunto duly authorized.

Dreyfus International Funds, Inc.

By:	/s/ J. David Officer
J. David Officer,
President

Date:	July 23, 2009

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this Report has been signed below by the following persons on behalf of the Registrant and in the capacities and on the dates indicated.

By:	/s/ J. David Officer
J. David Officer,
President

Date:	July 23, 2009

By:	/s/ James Windels
James Windels,
Treasurer

Date:	July 23, 2009

EXHIBIT INDEX

(a)(1) Code of ethics referred to in Item 2.

(a)(2) Certifications of principal executive and principal financial officers as required by Rule 30a-2(a) under the Investment Company Act of 1940. (EX-99.CERT)

(b) Certification of principal executive and principal financial officers as required by Rule 30a-2(b) under the Investment Company Act of 1940. (EX-99.906CERT)

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